                                                                     EXHIBIT 4.1
American Stock Transfer &
Trust Company
(New York, New York)

By:     Transfer Agent
        and Registrar

Authorized Signature




         NUMBER                    Inhibitex logo                 SHARES
C


INCORPORATED UNDER THE LAWS OF     INHIBITEX, INC.           CUSIP 45719T 10 3
    THE STATE OF DELAWARE                                    SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE,
                               OF INHIBITEX, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

DATED:


/s/ Russell H. Plumb        INHIBITEX, INC. CORPORATE SEAL    /s/ William D. Johnston, Ph.D.
CHIEF FINANCIAL OFFICER              1994 DELAWARE            PRESIDENT AND CHIEF
AND SECRETARY                                                 EXECUTIVE OFFICER


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                                 INHIBITEX, INC.

         Inhibitex, Inc. will furnish to any stockholder, upon request and without charge, a statement in full of (1) all of the powers, designations, preferences, qualifications, limitations, restrictions, and relative, participating, optional or other special rights of the shares of each class of stock authorized to be issued by Inhibitex, Inc., and (2) the authority of the Board of Directors to fix and determine the relative rights and preferences of series of preferred and preference stock.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common               UNIF GIFT MIN ACT -____________________     Custodian ______________________
                                                                       (Cust)                           (Minor)
TEN ENT - as tenants by the entireties                          under Uniform Gifts to Minors
JT TEN  - as joint tenants with right of
          survivorship and not as tenants    Act__________________________________________________________________________
          in common                                                          (State)
                                             UNIF TRF MIN ACT - __________________________  Custodian (until age _________)
                                                                         (Cust)
                                                                __________________________  under Uniform Transfers
                                                                         (Minor)
                                                                to Minors Act_____________________________________________
                                                                                             (State)


     Additional abbreviations may also be used though not in the above list.

For Value received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
========================================

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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______________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint _____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated___________________________          X_____________________________

                                          X_____________________________
                                          NOTICE: THE SIGNATURE(S) TO THIS
                                          ASSIGNMENT MUST CORRESPOND WITH THE
                                          NAME(S) AS WRITTEN UPON THE FACE OF
                                          THE CERTIFICATE IN EVERY PARTICULAR
                                          WITHOUT ALTERATION OR ENLARGEMENT
                                          OR ANY CHANGE WHATEVER.

 SIGNATURES GUARANTEED:

By_____________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.